Income Opportunity Realty Investors, Inc. 10-K

EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Income Opportunity Realty Investors, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2021 as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned Erik L. Johnson, Executive Vice President and Chief Financial Officer (Principal Financial Officer) of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 24, 2022	/s/ BRADLEY J. MUTH
Bradley J. Muth President and Chief Executive Officer

March 24, 2022	/s/ ERIK L. JOHNSON
Erik L. Johnson Executive Vice President and Chief Financial Officer